GENERAL SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made as of the 17th day of November, 2008

BETWEEN:

Sinobiomed Inc., a body corporate, incorporated under the laws of the State of Delaware, having an address for purposes of this agreement of c/o Devlin Jensen, Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, V6B 4N5, Canada

(the "Debtor")
AND:
R. Douglas Smith, Chartered Accountant, of 10571 Aintree Crescent, Richmond, British Columbia, V7A 3V2, Canada

(the "Secured Party")

1. SECURITY INTEREST

1.1 For valuable consideration and as continuing security for the payment and performance of the obligations referred to in Clause 3 hereof, the Debtor, subject to the exceptions set out in Clause 2, hereby mortgages, charges, assigns and transfers to the Secured Party, and grants to the Secured Party a continuing, specific and fixed security interest in all the Debtor's right, title and interest in and to all presently owned or held and after acquired or held personal property, assets, rights and undertakings of the Debtor (other than real property), of whatever nature or kind and wheresoever situate and all proceeds thereof and therefrom (all of which is hereinafter collectively called the "Collateral") including, without limiting the generality of the foregoing:

(a)	Equipment

All equipment, including, without limiting the generality of the foregoing, machinery, tools, fixtures, furniture, furnishings, chattels, motor vehicles, vessels and other tangible personal property that is not Inventory (as defined below), and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and  improvements to any of the foregoing (all of which is hereinafter collectively called the "Equipment"),

(b)	Inventory

All inventory, including, without limiting the generality of the foregoing, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, goods in process, finished goods, returned goods, repossessed goods, and all packaging materials, supplies and containers relating to or used or consumed in connection with any of the foregoing (all of which is hereinafter collectively called the "Inventory"),

(c)	Accounts

All debts, accounts, demands, claims, monies and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, monies and choses in action or any part thereof (all of which is hereinafter collectively called the "Accounts"),

(d)	Intangibles

All contractual rights, licenses, goodwill, patents, trade-marks, trade names, copyrights and other intellectual property of the Debtor, all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, and all other intangible property of the Debtor that is not Accounts, chattel paper, instruments, documents of title, securities or money (all of which is hereinafter collectively called the "Intangibles"),

(e)	Other Personal Property

All documents of title, chattel paper, instruments, securities and money, and all other personal property of the Debtor that are not Equipment, Inventory, Accounts or Intangibles, and

(f)	Proceeds

All proceeds of the Accounts, Inventory, Equipment, Intangibles and the other personal property described in sub-clause 1.1(e) herein, present and future, including but not limited to all goods, intangibles, securities, documents of title, chattel paper, instruments, money, crops or licences, as the case may be, and all proceeds of proceeds (all of which is hereinafter collectively called the "Proceeds").

1.2 Notwithstanding the Debtor's right to deal with the Inventory in the ordinary course of business as provided herein, the security interests created hereby will operate as a fixed and specific charge of all of the Collateral presently existing, and with respect to all future Collateral, will operate as a fixed and specific charge of such future Collateral which will attach as of the moment the Debtor acquires any rights therein.  The security interests created hereby are not intended as and will not be interpreted or construed as a floating charge.

2. EXCEPTIONS

2.1 The last day of any term reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Debtor is hereby excepted out of the charge hereby or by any other instrument created, but the Debtor will assign and dispose of the same in such manner as the Secured Party may from time to time direct in writing and, upon any sale of any such leasehold premises by the Secured Party as provided for herein, the Secured Party will, for the purpose of vesting the aforesaid residue of any such term in any purchaser or any other person, firm or partnership, be entitled by deed or other written instrument to assign to such purchaser or other person, firm or partnership the aforesaid residue of any such term in place of the Debtor and to vest the same freed and discharged from any obligation whatsoever respecting the same.

2.2 There will be excluded from the security interests hereby created any consumer goods of the Debtor.

3. OBLIGATIONS SECURED

3.1 This Security Agreement and the security interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and will be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including any interest, bonus or penalty thereon), present and future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate balance thereof, including all future advances and re-advances, and for the performance of all obligations, agreements, warranties, representations, covenants and conditions of the Debtor made pursuant to this Security Agreement or any other agreement between the Debtor and the Secured Party all as now in effect or as hereinafter entered into or amended (all of which indebtedness, liability, and obligations are hereinafter collectively called the "Obligations").

3.2 The Debtor will and will be deemed to hold all proceeds separate and in trust for the benefit of the Secured Party until all amounts owing by the Debtor to the Secured Party have been paid in full to the Secured Party.

4. PROHIBITIONS

4.1 The Debtor Without the prior written consent of the Secured Party the Debtor will not have power to:

(a)	create or permit to exist any security interest in, charge, encumbrance or lien over, or claim against any of its property, assets, or undertakings, or

(a)	grant, sell, or otherwise assign its chattel paper.

5. ATTACHMENT

5.1 The Debtor agrees and acknowledges that the security interests hereby created attach upon the execution of this Security Agreement (or in the case of any after acquired property, upon the date of acquisition thereof), that value has been given, and that the Debtor has, or in the case of after acquired property will have, rights in the Collateral.

6. REPRESENTATIONS AND WARRANTIES

6.1 The Debtor, if a company or a partnership, represents and warrants that this Security Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable)  or of the partners, as the case may be, of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Security Agreement, and the performance of the Obligations, legal, valid and binding.

6.2 The Debtor represents and warrants that the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the charges or security interests, if any, shown on the Schedule hereto under "Other Charges and Security Interests" and those consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Security Agreement.

6.3 The Debtor, if a corporation, is duly incorporated, properly organized and validly existing under the laws of Delaware and is duly registered and qualified to do business under the laws of each and every jurisdiction in which the character of the properties owned by it or the nature of the activities conducted by it make such registration or qualification advisable or necessary.

6.4 The following is the Debtor's chief office for service or delivery in British Columbia:

c/o Devlin Jensen, Suite 2550, 555 West Hastings Street, Vancouver, BC, V6B 4N5.

The Debtor will not change its chief executive office or the location(s) of any of the Collateral or the records in respect thereof without giving the Secured Party 10 days prior written notice.

6.5 The Debtor represents and warrants that there is no action or proceeding pending or to the knowledge of the Debtor threatened against the Debtor before any court, administrative agency, tribunal, arbitrator, government or governmental agency or any fact known to the Debtor and not disclosed to the Secured Party which might involve any material adverse change in the properties, business prospects or condition of the Debtor, or question the validity of this Security Agreement or any other material agreement to which the Debtor is a party (or the Debtor's ability to perform the Obligations under this Security Agreement) and there are no outstanding judgments, writs of execution, work orders, injunctions, or directives against the Debtor or its properties.

6.6 The Debtor represents and warrants that each debt, chattel paper and instrument constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay thereunder (the "Account Debtor").

6.7 The amount represented by the Debtor to the Secured Party from time to time as owing by each Account Debtor or by all Account Debtors will, to the best of the Debtor's knowledge, be the correct amount actually and unconditionally owed by such Account Debtor or Account Debtors, save and except for normal cash discounts where applicable and a reasonable reserve for bad debts.

7. COVENANTS OF THE DEBTOR

7.1 The Debtor covenants that at all times while this Security Agreement remains in effect the Debtor will:

(a)
defend, at the Debtor's expense, the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons (except those persons listed in the Schedule attached hereto under "Other Charges and Security Interests", to the extent of such charges and security interest in favour of such persons in the Collateral listed in the Schedule) and notify the Secured Party promptly of any claim, lien, charge, security interest or other encumbrance made or asserted against any of the Collateral and of any suit, action or proceeding affecting any of the Collateral,

(b)	fully and effectually maintain and keep maintained the security interests hereby created valid and effective,

(c)
maintain the Collateral in good order, condition and repair and will not use the Collateral in violation of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation, court order or ordinance,

(d)	forthwith:

(i)	comply with all the Obligations referred to in clause 3,

(ii)
pay all amounts owing to the charge holders, if any, shown in the Schedule hereto under "Other Charges and Security Interests" and will otherwise comply with the terms, covenants and conditions of all such Other Charges and Security Interests,

(iii)
pay all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon the Debtor or the Collateral when due, unless the Debtor will in good faith contest the obligations so to pay and in such case the Debtor will furnish such additional security to the Secured Party as the Secured Party may require, and

(iv)
discharge and cause to be released all security interests, charges, encumbrances, liens and claims which rank or could rank in priority to any security interest created by this Security Agreement, other than the charges or security interests, if any, shown in the Schedule hereto under "Other Charges and Security Interests" or those consented to in writing by the Secured Party;

(e)	forthwith pay all actual costs, charges, expenses and legal fees and disbursements (on an indemnity basis) which may be incurred by the Secured Party in:

(i)	inspecting the Collateral,

(ii)	negotiating, preparing, perfecting and registering this Security Agreement and other documents, whether or not relating to this Security Agreement,

(iii)	investigating title to the Collateral,

(iv)	taking, recovering, keeping possession of and insuring the Collateral, and

(v)
all other actions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Security Agreement and of any other security interest held by the Secured Party as security for the Obligations,

(f)
at the Secured Party's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the security interests and charges hereby created in favour of the Secured Party upon any of the Collateral,

(g)	notify the Secured Party promptly and accurately of:

(i)	any change in the information contained herein relating to the Debtor, its name, address, business or the Collateral,

(ii)	the details of any material acquisition or disposition of the Collateral,

(iii)	any material default by any Account Debtor in payment or other performance of his, her or its obligations to the Debtor with respect to any Accounts, and

(iv)	the return to or repossession by the Debtor of Collateral,

(h)
prevent the Collateral, other than Inventory sold, leased, or otherwise disposed of as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement, or from being or becoming a fixture to real property,

(i)
the Secured Party or its agents will have the right to inspect the Collateral and review and copy any and all information and data relating to the Collateral or to any other transactions between the parties hereto wherever and however such information and data may be stored.  In the event that the use of a computer system is required to access such information and data, the Debtor will allow the Secured Party the use of its computer system for such purpose and will provide assistance in that regard.  If for any reason the said information and data cannot be accessed and retrieved at the Debtor's premises the Secured Party may remove the medium in which such information or data is stored from the Debtor's premises to any other place which has a computer system that will give the Secured Party the opportunity to retrieve, record or copy such information and data.  The Secured Party will be entitled to reproduce and retain a copy of any such information and data in any format whatsoever,

(j)	deliver to the Secured Party from time to time promptly upon request:

(i)	any documents of title, instruments, securities and chattel paper constituting, representing or relating to Collateral,

(ii)
all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same,

(iii)	all financial statements prepared by or for the Debtor regarding the Debtor's business,

(iv)	all policies and certificates of insurance relating to the Collateral, and

(v)	such information concerning the Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may require,

(k)	keep the Collateral at its principal place(s) of business as set out in sub-clause 6.4 herein,

(l)	give immediate written notice to the Secured Party of all loss or damage to or loss of possession of the Collateral other than by sale in the ordinary course of the Debtor's business,

(m)	not carry on business under or use any name or style other than the name(s) specified in this Security Agreement, without first informing the Secured Party in writing, and

(n)
carry on and conduct business in a proper and efficient manner so as to protect and preserve the Collateral and at all times keep accurate and complete records of the Collateral as well as proper books of account for its business all in accordance with the generally accepted accounting principles, consistently applied.

7.2 The Debtor, if a company, covenants that at all times while this Security Agreement remains in effect, without the prior written consent of the Secured Party, it will not:

(a)	declare or pay any dividends,

(b)	purchase or redeem any of its shares or otherwise reduce its share capital,

(c)	guarantee any obligation, or

(d)	endorse any obligation or otherwise become liable upon any note or other obligation other than bills of exchange deposited to the bank account of the Debtor.

8. PERFORMANCE OF OBLIGATIONS

8.1 If the Debtor fails to perform any or all the Obligations hereunder, the Secured Party may, but will not be obliged to, perform any or all of such Obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements incurred in connection therewith will be payable by the Debtor on an indemnity basis to the Secured Party forthwith with interest until fully paid at the highest rate borne by any of the Obligations and such amounts will be a charge upon and security interest in the Collateral in favour of the Secured Party prior to all claims subsequent to this Security Agreement.

9. RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

9.1 Except as herein provided, without the prior written consent of the Secured Party the Debtor will not:

(a)	sell, lease or otherwise dispose of Collateral,

(b)	release, surrender or abandon possession of Collateral, or

(c)	move or transfer the Collateral from any location.

9.2 Provided that the Debtor is not in default under this Security Agreement, at any time without the consent of the Secured Party the Debtor may lease, sell, license, consign or otherwise deal with items of Inventory in the ordinary course of its business and for the purposes of carrying on its business.

10. DEFAULT

10.1 The Debtor will be in default under this Security Agreement,  unless expressly and specifically waived in writing by the Secured Party, in any of the following events:

(a)	the Debtor makes default in payment when due of any indebtedness or liability of the Debtor to the Secured Party or defaults in performance of any of the Obligations whatsoever,

(b)
the Debtor is in breach of any term, condition, obligation or covenant to the Secured Party, or any representation or warranty to the Secured Party is untrue, whether or not contained in this Security Agreement,

(c)	the Debtor ceases or threatens to cease to carry on business,

(d)
the Debtor makes an assignment for the benefit of its creditors, is declared bankrupt, makes a proposal or otherwise takes advantage of provisions for relief under the Bankruptcy and Insolvency Act, any debtor assistance or insolvency or similar legislation in any jurisdiction or makes an assignment or commits or threatens to commit an act of bankruptcy,

(e)	a receiver, receiver and manager or receiver-manager of all or any part of the Collateral is appointed,

(f)	an order of execution against the Collateral remains unsatisfied for a period of 10 days,

(g)
without the prior written consent of the Secured Party, the Debtor creates or permits to exist any charge, encumbrance or lien on or claim against or any security interest in, any of the Collateral which ranks or could rank in priority to or pari passu with any security interest or charge created by this Security Agreement,

(h)
the holder of any other charge, encumbrance or lien on or claim against, or security interest in, any of the Collateral does anything to enforce or realize on such charge, encumbrance, lien, claim or security interest,

(i)	the Debtor makes or proposes to make a disposition of all or substantially all of its assets,

(j)	if the Debtor is a company or a partnership, an order is made or an effective resolution is passed for winding up the Debtor,

(k)	the Debtor, if a company, completes any reconstruction, reorganization, amalgamation, merger or other similar arrangement with any other person,

(l)	the Debtor, if an individual, dies, is declared incompetent or is the subject of the appointment of a Committee by a court of competent jurisdiction, or

(m)
the Secured Party in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any or all of the Obligations is impaired or that any of the Collateral is or is about to be placed in jeopardy.

11. ENFORCEMENT

11.1 Upon any default under this Security Agreement the Secured Party may declare any or all of the Obligations not payable on demand to become immediately due and payable and the security hereby constituted will immediately become enforceable.  To enforce and realize on the security constituted by this Security Agreement the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular, without limiting the generality of the foregoing, the Secured Party may do any of the following:

(a)
appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed is hereinafter called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and  appoint another in its stead,

(b)
enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession,

(c)	preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable,

(d)	retain and administer the Collateral in the Secured Party's sole and unfettered discretion, which the Debtor hereby acknowledges is commercially reasonable,

(e)
sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received, and

(f)	exercise any or all of the rights and remedies of a secured party under the Act.

11.2 To assist the Secured Party in the implementation of such rights and remedies, the Debtor will, at its own risk and expense and at the Secured Party's request, assemble and prepare for removal of such items of the Collateral as are selected by the Secured Party and will, in the Secured Party's sole judgment, but without prejudice to the Secured Party's right to realize on further items of the Collateral, have a value sufficient to cover all the Obligations.

11.3 The Secured Party will not be liable or accountable for any failure to exercise its remedies, take possession of, seize, collect, realize, sell, lease or otherwise dispose of or obtain payment for the Collateral and will not be bound to institute proceedings for such purposes for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, firm, or corporation in respect of same.

11.4 A Receiver appointed pursuant to this Security Agreement will be the agent of the Debtor and not of the Secured Party and, to the extent permitted by law or to such lesser extent permitted by its appointment, will have all the powers of the Secured Party hereunder, and in addition will have power to carry on the business of the Debtor and for such purpose from time to time to borrow money either secured or unsecured, and if secured, by granting a security interest on any of the Collateral; such security interest may rank before or pari passu with or behind any security interest created by this Security Agreement, and if it does not so specify such security interest will rank before the security interest created by this Security Agreement.

11.5 Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct as follows:

(a)	in payment of all actual costs, charges and expenses (including legal fees and disbursements on an indemnity basis) incurred by the Secured Party in connection with or incidental to:

(i)	the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement, and

(i)
the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver,

(b)	in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Obligations, and

(c)	in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Obligations.

Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

12. DEFICIENCY

12.1 If the amounts realized from the disposition of the Collateral are not sufficient to pay and discharge the Obligations in full the Debtor will immediately pay to the Secured Party the amount of such deficiency.

13. RIGHTS CUMULATIVE

13.1 All rights and remedies of the Secured Party set out in this Security Agreement, the Act or existing otherwise at law are cumulative and concurrent and no right or remedy contained herein or in the Act is intended to be exclusive but each will be in addition to every other right or remedy continued herein or in the Act or in any existing or future security agreement or now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

14. LIABILITY OF SECURED PARTY

14.1 The Secured Party will not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party will manage the Collateral upon entry, as herein provided, nor will the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable.  The Secured Party will not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any of the Obligations or covenants imposed upon the Debtor nor will the Secured Party, in the case of securities, instruments or chattel paper, be obliged to preserve rights against other persons, nor will the Secured Party be obliged to keep any of the Collateral identifiable.  The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.

15. APPOINTMENT OF ATTORNEY

15.1 The Debtor hereby irrevocably constitutes and appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, the true and lawful attorney of the Debtor for and in the name of the Debtor to sign, endorse, or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.  The Debtor hereby declares that the irrevocable power of attorney granted hereby, being coupled with an interest, is given for valuable consideration.

16. ACCOUNTS

16.1 Notwithstanding any other provision of this Security Agreement, the Secured Party may collect, realize, sell or otherwise deal with the Accounts or any part thereof in such manner, upon such terms and  conditions and at such time or times, whether before or after default, as may seem to it advisable, and without notice to the Debtor, except in the case of disposition after default and then subject to the provisions of Part V of the Act.  All monies or other forms of payment received by the Debtor in payment of any or all of the Accounts will be received and held by the Debtor in trust for the Secured Party, and in such event, the Debtor, if in default under this Security Agreement, will immediately forward such payment to the Secured Party without the necessity of the Secured Party requesting or demanding same.

17. APPROPRIATION OF PAYMENTS

17.1 Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit and the Secured Party may at all times and from time to time change any such appropriation as the Secured Party may see fit.

18. OBLIGATION TO ADVANCE

18.1 The preparation, execution, perfection or registration of this Security Agreement or the advance of any money will not bind the Secured Party to make any further advance or loan or further advance or loan, or extend any further credit or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

19. WAIVER

19.1 The Secured Party may in writing from time to time and at any time waive in whole or in part any right, benefit or default under any clause of this Security Agreement but any such waiver of any right, benefit or default on any occasion will be deemed not to be a waiver of any such right, benefit or default thereafter, or of any other right, benefit or default, as the case may be, present or future.

20. NOTICE

20.1 Notice may be given to either the Debtor or the Secured Party by sending it through the post in prepaid mail or delivered to the party for whom it is intended, at the address of such party provided herein or at such other address as may be given in writing from time to time by such party to the other, and any notice if posted will be deemed to have been received at the expiration of three business days after posting, except in the case of a strike or lockout preventing the regular delivery of mail, in which case notices will be delivered personally or by courier, and if delivered, such notice will be deemed received on delivery.

21. EXTENSIONS

21.1 The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with the Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the security constituted by this Security Agreement.

22. NO MERGER

22.1 This Security Agreement will not operate so as to create any merger or discharge of any of the Obligations, or any assignment,  transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever.  The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

23. ASSIGNMENT

23.1 The Secured Party may, without further notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the security interests granted hereby.  The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, will have all of the Secured Party's rights and remedies under this Security Agreement and the Debtor will not assert any defence, counterclaim, right of set-off or any other claim which it now has or hereafter acquires against the Secured Party in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay any or all of the Obligations to the assignee, transferee or secured party, as the case may be, as such Obligations become due.

24. SATISFACTION AND DISCHARGE

24.1 Any partial payment or satisfaction of the Obligations, or the Debtor ceasing to be indebted to the Secured Party, will be deemed not to be redemption or discharge of this Security Agreement.  The Debtor will be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Obligations and upon written request by the Debtor and payment to the Secured Party of all costs, charges, expense and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

25. RISK

25.1 The Debtor will bear the sole risk of any loss, damage, destruction or confiscation of or to the Collateral while in the Debtor's possession before or after default hereunder.

26. INDEMNITY

26.1 The Debtor will indemnify and save the Secured Party harmless from any and all costs, expenses, liabilities and damages which may be incurred by the Secured Party in connection with the Collateral and the enforcement of its rights hereunder, save only any costs, expenses, liabilities or damages resulting from any gross neglect or willful misconduct by the Secured Party or its servants or agents.

27. LIMITATION OF LIABILITY

27.1 The Secured Party will not be liable by reason of any entry into or taking possession of any or all of the Collateral hereby charged, to account as mortgagee in possession or for anything except actual receipts or to be liable for any loss and realization or any act or omission for which a Secured Party in possession might be liable.  The Debtor hereby releases and discharges the Secured Party and the Receiver from every claim of every nature, whether sounding in damages or not, which may arise on the part of or be caused by the Debtor or any person claiming through or under the Debtor by reason or as a result of anything done by the Secured Party or any successor or assign claiming through or under the Secured Party or the Receiver under the provisions of this Security Agreement unless such claim be the result of gross neglect or wilful misconduct.

28. SECURITY IN ADDITION AND NOT IN SUBSTITUTION

28.1 This Security Agreement and the security interests created hereby are in addition to and not in substitution for any other security or rights now or hereafter held by the Secured Party for the performance of any of the Obligations.

29. FURTHER ASSURANCES

29.1 The Debtor will sign further and other documents and will do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Security Agreement and every part hereof and to protect, preserve and perfect the security interests hereby created.

30. ENUREMENT

30.1 This Security Agreement will enure to the benefit of the Secured Party and its successors and assigns, and will be binding upon the respective heirs, executors, personal representatives, successors and permitted assigns of the Debtor.

31. INTERPRETATION

31.1 In this Security Agreement:

(a)	"Collateral" has the meaning set out in Clause 1 hereof and any reference to Collateral will, unless the context otherwise requires, be deemed a reference to Collateral as a whole or any part thereof,

(b)
"Debtor" and the personal pronoun "it" or "its" and any verb relating thereto and used therewith will be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Debtor is one or more individuals, corporations or partnerships and if more than one, will apply and be binding upon each of them jointly and severally, and

(c)	"the Act" means the Personal Property Security Act of British Columbia and all regulations thereunder as amended from time to time.

31.2 Words, phrases and expressions used herein that have been defined in the Act will be interpreted in accordance with their respective meanings given in the Act unless otherwise defined herein or unless the context otherwise requires.

31.3 The invalidity or unenforceability of the whole or any part of any clause of this Security Agreement will not affect the validity or enforceability of any other clauses or the remainder of such clause and such invalid or unenforceable clause or part thereof will be ineffective only to the extent of such invalidity or unenforceability and will be severable without invalidating or otherwise affecting the remaining provisions hereof.

31.4 The headings of the clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

31.5 This Security Agreement will be governed by the laws of British Columbia.

32. COPY OF AGREEMENT AND FINANCING STATEMENT

32.1 The Debtor hereby:

(a)	acknowledges receiving a copy of this Security Agreement, and

(b)
waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed or received at any time in respect of this Security Agreement.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement this 17th day of November, 2008.

Signed by the Authorized Signatory of Sinobiomed Inc. in the presence of:		Sinobiomed Inc. Per:
Witness Signature /s/ Wong, Lai Yee	) )
Witness name and address: Wong, Lai Yee _______________________________________ _______________________________________	) )	/s/ Lionel Choong Lionel Choong, CFO

Signed by the Authorized Signatory of Sinobiomed Inc. in the presence of:		Sinobiomed Inc. Per:
Witness Signature	) )
Witness name and address: _______________________________________ _______________________________________ _______________________________________	) )	/s/ Philip Yu Philip Yu, Director

Signed by the Secured Party /s/ Doug Smith R. Douglas Smith, Secured Party

Principal Address of Debtor

c/o Devlin Jensen, Suite 2550,
555 West Hastings Street
Vancouver, British Columbia, V6B 4N5
Canada

SCHEDULE to GENERAL SECURITY AGREEMENT made by Debtor in favour of Secured Party as of the 17th day of November, 2008.

OTHER CHARGES AND SECURITY INTERESTS

attached print out from the B.C. Personal Property Security Registry dated …

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